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                                                                  Exhibit 10.1.2

                            BOND PURCHASE AGREEMENT


                         County of Arapahoe, Colorado


                                  $6,500,000


                            Adjustable Rate Demand
               Industrial Development Revenue Bonds, Series 2001
                            (PECO II, Inc. Project)

                                 consisting of

        $2,000,000 Series 2001A Bonds and $4,500,000 Series 2001B Bonds


                                     Dated

                                August 8, 2001
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     THIS BOND PURCHASE AGREEMENT, dated August 8, 2001 by and among the COUNTY
OF ARAPAHOE, COLORADO, a county and political subdivision duly organized and existing under the laws of the State of Colorado (the "Issuer"), PECO II, INC., an Ohio corporation (the "Borrower"), THE HUNTINGTON NATIONAL BANK, a national banking association (the "Letter of Credit Bank") and HUNTINGTON CAPITAL CORP., as Underwriter (the "Underwriter").

     1.   Background.
          ----------

     (a) Pursuant to the request of the Borrower, the Issuer has agreed to finance costs of the acquisition, construction, renovation, equipping and installation of improvements to a facility for the manufacture of communications powers systems, power distribution equipment and systems integration equipment and services (the "Project"), through the issuance and sale of $6,500,000 aggregate principal amount of its Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project) (the "Series 2001 Bonds"), consisting of $2,000,000 Series 2001A Bonds (the "Series 2001A Bonds") and $4,500,000 Series 2001B Bonds (the "Series 2001B Bonds").

     (b) The Series 2001 Bonds will be issued pursuant to a resolution (the "Resolution") adopted on July 31, 2001, by the Board of County Commissioners of the Issuer, and will be secured under a Trust Indenture (the "Indenture"), dated as of August 1, 2001, between the Issuer and The Huntington National Bank, as trustee (the "Trustee") for the holders of the Series 2001 Bonds. The Series 2001 Bonds will be payable from the Revenues, as defined in the Indenture, including the Project Notes (the "Notes"), as defined in a Loan Agreement (the "Agreement"), dated as of August 1, 2001, between the Issuer and the Borrower, pursuant to which the Issuer will make the proceeds of the Series 2001 Bonds available to the Borrower for the purposes therein described. The Series 2001 Bonds will also be secured by an assignment pursuant to the Indenture of certain of the Issuer's rights under the Agreement. The principal of and up to 45 days' interest on, and certain purchase price payments relating to, the Series 2001 Bonds will also be secured by irrevocable Letters of Credit (the "Letters of Credit"), each relating to a separate series of the Series 2001 Bonds, dated the date of initial delivery of the Series 2001 Bonds, issued by the Letter of Credit Bank in favor of the Trustee. Pursuant to a Reimbursement Agreement (the "Letter of Credit Agreement") dated as of August 1, 2001 between the Borrower and the Letter of Credit Bank, the Borrower will agree to reimburse the Letter of Credit Bank for amounts drawn on the Letters of Credit.

     The Borrower's obligations under the Letter of Credit Agreement will be secured by a Security Agreement (Equipment, Fixtures, Inventory, and Receivables) and a Deed of Trust, Assignment of Rents, and Security Agreement, each dated as of August 1, 2001 (collectively, the "Security Documents") between the Borrower and the Bank. The Borrower has executed and delivered to the Letter of Credit Bank financing statements on Form UCC-1's (the "Financing Statements").

     Pursuant to the Indenture, Bondholders initially will have certain options to tender Series 2001 Bonds for purchase, which tendered Series 2001 Bonds will be purchased with funds drawn on the Letters of Credit, subject to subsequent remarketing as provided in the Indenture.

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     (c)  It is intended that the Project will conform with the provisions of the County and Municipality Development Revenue Bond Act, Section 29-3-101 et seq., Colorado Revised Statutes (the "Act") and that the proceeds of the Series 2001 Bonds will be expended so that the interest on the Series 2001A Bonds and, from and after a Tax Exempt Conversion Date, as defined in the Indenture, the interest on the converted Series 2001B Bonds (the "Segregated Series 2001B Bonds"), will be excludible from gross income for Federal income tax purposes, and that the Series 2001 Bonds may be purchased by the Underwriter without registration of any security under the Securities Act of 1933 (the "Securities Act") or qualification of any indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act"). In order that interest on the Series 2001A Bonds shall be and remain excludible from gross income for federal income tax purposes from and after the Closing, the Issuer, the Trustee and the Borrower will enter into a Tax Regulatory Agreement for the Series 2001A Bonds (the "Tax Regulatory Agreement"), dated as of August 1, 2001.

     (d) In order to induce the Issuer and the Underwriter to enter into this Bond Purchase Agreement, to induce the Issuer to issue and deliver the Series 2001 Bonds, and to induce the Underwriter to purchase the Series 2001 Bonds, the Borrower and the Letter of Credit Bank have joined in this Bond Purchase Agreement.

     (e) Subject to the provisions of the Agreement and the Indenture, the proceeds of the sale of the Series 2001 Bonds are to be made available to the Borrower to provide a portion of the funds necessary to pay the cost of the acquisition, construction, renovation, equipping and installation of the Project by the Borrower, and to pay certain expenses related to the issuance of the Series 2001 Bonds, including, but not limited to, the costs of preparing and reproducing or printing the Indenture, the Agreement, the Tax Regulatory Agreement, the Security Documents, the Letters of Credit, the Letter of Credit Agreement, the Series 2001 Bonds, the Resolution and any other resolutions of the Board of County Commissioners of the Issuer, the Offering Memorandum describing the Series 2001 Bonds (the "Offering Memorandum"), the expenses incurred in connection with the qualification of the Series 2001 Bonds under state securities laws, administrative fees, Underwriter's fees, the fees and disbursements of Bond Counsel and the respective counsel for the Issuer, the Trustee, the Letter of Credit Bank, the Underwriter and the Borrower, and other expenses for which payment or reimbursement is permitted under the provisions of the Agreement, including without limitation the Trustee's acceptance fee, fees for obtaining CUSIP numbers on the Series 2001 Bonds, and fees payable in respect of the Series 2001 Bonds to the Municipal Securities Rulemaking Board.

     2.   Purchase, Sale and Closing. Subject to the terms and conditions and in
          --------------------------
reliance upon the representations, warranties and agreements set forth herein, the Underwriter hereby agrees to purchase all (but not less than all) of the Series 2001 Bonds as contemplated herein. The purchase price for the Series 2001 Bonds shall be $6,500,000, representing the principal of such Series 2001 Bonds, there being no accrued interest thereon. The Series 2001 Bonds shall be initially issued in minimum denominations of $250,000. The closing for the delivery of and payment for the Series 2001 Bonds shall take place at the offices of Peck, Shaffer & Williams LLP, Columbus, Ohio on August 8, 2001, or at such other date, place, or time as may be designated by the Underwriter, with the approval of the Borrower (the "Closing"). The Underwriter will accept delivery of the Series 2001 Bonds and shall arrange for the purchase

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price of the Series 2001 Bonds to be paid as set forth herein by wire transfer in immediately available funds to an account specified by the Trustee for the account of the Borrower. As compensation for its services as Underwriter, the Borrower shall pay a fee to the Underwriter equal to $58,500, which shall be paid upon Closing.

     3.   Issuer's Representations and Warranties.  The Issuer makes the
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following representations and warranties:

     (a) The Issuer is a county and political subdivision of the State of Colorado, authorized by the provisions of the Act, among other things, (i) to issue revenue bonds, such as the Series 2001 Bonds, and to make the proceeds of such Series 2001 Bonds available to persons such as the Borrower for the purposes described in the Agreement, payable from the Note Payments from the Borrower and secured by a pledge of said Note Payments, and (ii) to secure such Series 2001 Bonds in the manner contemplated by the Indenture.

     (b) The Issuer has full legal right, power and authority (i) to adopt the Resolution, (ii) to enter into this Bond Purchase Agreement, the Indenture, the Tax Regulatory Agreement, the Remarketing Agreement and the Agreement, (iii) to issue, sell and deliver the Series 2001 Bonds to the Underwriter as provided herein, and (iv) to carry out and consummate all other transactions contemplated by each of the aforesaid documents, and the Issuer has complied with all provisions of applicable law, including the Act, in all matters relating to such transactions.

     (c) The Issuer has duly authorized (i) the issuance and sale of the Series 2001 Bonds upon the terms set forth herein and in the Indenture, (ii) the execution, delivery and due performance of this Bond Purchase Agreement, the Series 2001 Bonds, the Indenture, the Tax Regulatory Agreement, the Remarketing Agreement and the Agreement, and (iii) the taking of any and all such action as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by such instruments. All consents or approvals, if any, necessary to be obtained by the Issuer in connection with the foregoing have been received, and the consents or approvals so received, if any, are still in full force and effect.

     (d) The Resolution has been duly adopted by the Issuer, is in full force and effect and constitutes the legal, valid and binding act of the Issuer. This Bond Purchase Agreement constitutes, and the Indenture, the Tax Regulatory Agreement, the Remarketing Agreement and the Agreement, when executed and delivered, will constitute legal, valid and binding obligations of the Issuer in accordance with their respective terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors, by the exercise of judicial discretion in accordance with general principles of equity, and by matters of public policy.

     (e) When duly authenticated by the Trustee and delivered to and paid for by the Underwriter at the Closing in accordance with the provisions of this Bond Purchase Agreement, the Series 2001 Bonds will have been duly authorized, executed, issued and delivered and will constitute legal, valid and binding special, limited obligations of the Issuer in conformity with the laws of the State of Colorado, including the Act, will be entitled to the benefit and security of the Agreement and the Indenture, and will be enforceable in accordance with their terms, except

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that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors, by the exercise of judicial discretion in accordance with general principles of equity, and by matters of public policy.

     (f) Neither the adoption of the Resolution, the execution and delivery of this Bond Purchase Agreement, the Series 2001 Bonds, the Indenture, the Tax Regulatory Agreement, the Remarketing Agreement or the Agreement, nor the consummation of the transactions contemplated therein or the compliance with the provisions thereof, will conflict with, or constitute on the part of the Issuer a violation of, or a breach of or default under, any statute, indenture, mortgage, commitment, note or other agreement or instrument to which the Issuer is a party or by which it is bound, or under any provision of the Colorado Constitution or under any existing law, rule, regulation, resolution, charter, judgment, order or decree to which the Issuer is subject.

     (g) Other than the Indenture and the Agreement, the Issuer has not entered into any contract or arrangement of any kind which might give rise to any lien or encumbrance on the Project or the Revenues.

     (h) Except as disclosed to the Letter of Credit Bank and the Underwriter, to the best knowledge of the Issuer, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against the Issuer, which in any way questions the powers of the Issuer referred to in paragraph (a) above, or the validity of any proceedings taken by the Issuer in connection with the issuance of the Series 2001 Bonds, or wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by, or the validity or enforceability of, the Resolution, the Indenture, the Agreement, the Series 2001 Bonds, the Tax Regulatory Agreement, the Remarketing Agreement or this Bond Purchase Agreement.

     (i) Any certificate relating to the Series 2001 Bonds signed by any official of the Issuer and delivered to the Underwriter at or before the Closing shall be deemed a representation and warranty by the Issuer to the Underwriter as to the truth of the statements therein contained.

     It is understood and agreed that the representations, warranties, covenants, obligations and agreements of the Issuer contained in this Section 3 and elsewhere in this Bond Purchase Agreement and in the certificate contemplated by Section 9(a)(ii) of this Bond Purchase Agreement shall not create any general obligation or liability of the Issuer. Any obligation or liability of the Issuer hereunder is payable solely out of amounts paid to the Issuer under the Agreement, as well as Bond Proceeds, the temporary investment thereof and payments made pursuant to the Letters of Credit. No present or future member, officer, agent or employee of the Issuer or its Board of County Commissioners in his or her official capacity or otherwise shall be liable personally on the Series 2001 Bonds, or as such, be subject to any personal liability or accountability by reason of the issuance thereof, or by of the representations, warranties, covenants and obligations contained in this Bond Purchase Agreement, the Indenture, the Agreement, the Remarketing Agreement or the Tax Regulatory Agreement. It is further understood and agreed that the Issuer makes no representations or warranties as to (i) the financial position or operating condition of the Borrower or the Letter of Credit Bank, or (ii) any

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statements (financial or otherwise), information, representations, documents or certifications provided or to be provided by the Borrower, the Letter of Credit Bank or the Underwriter in connection with the offer or sale of the Series 2001 Bonds or (iii) the correctness, completeness or accuracy of the Offering Memorandum (except for the statements and information related to it contained under the caption, "The Issuer").

     4.   Borrower's Representations and Warranties.  The Borrower makes the
          -----------------------------------------
following representations and warranties:

     (a) The Borrower is an Ohio corporation, duly organized and validly existing and in good standing under the laws of the State of Ohio, and authorized to do business in the State of Colorado, with full power to own the Borrower's properties and conduct the Borrower's business. The Borrower has full legal right, power and authority to execute and deliver this Bond Purchase Agreement, the Agreement, the Notes, the Security Documents, the Financing Statements, the Remarketing Agreement, the Tax Regulatory Agreement and the Letter of Credit Agreement, to provide for the operation and management of the Project, and to take any and all such action as may be required on the Borrower's part to carry out, give effect to and consummate the transactions contemplated by this Bond Purchase Agreement, the Agreement, the Security Documents, the Financing Statements, the Remarketing Agreement, the Tax Regulatory Agreement and the Letter of Credit Agreement.

     (b) The Borrower has duly authorized, executed and delivered this Bond Purchase Agreement, the Agreement, the Notes, the Security Documents, the Financing Statements, the Remarketing Agreement, the Tax Regulatory Agreement, and the Letter of Credit Agreement and has taken or will take all such action as may be required on the part of the Borrower to carry out, give effect to and consummate the transactions contemplated by each of the aforesaid documents. This Bond Purchase Agreement constitutes, and the Agreement, the Notes, the Security Documents, the Financing Statements, the Letter of Credit Agreement, the Remarketing Agreement and the Tax Regulatory Agreement, when executed and delivered, will constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors, by the exercise of judicial discretion in accordance with general principles of equity, and by matters of public policy.

     (c) Neither the execution and delivery of this Bond Purchase Agreement, the Agreement, the Notes, the Security Documents, the Financing Statements, the Letter of Credit Agreement, the Remarketing Agreement or the Tax Regulatory Agreement, nor the consummation of the transactions contemplated therein or the compliance with the provisions thereof, will conflict with, or constitute on the part of the Borrower a violation of, or a breach of or default under the Borrower's Articles of Incorporation, Code of Regulations, any action or resolution of its shareholders or Board of Directors, or any committee thereof, or any statute, indenture, mortgage, commitment, note or other agreement or instrument to which the Borrower is a party or by which the Borrower is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or any of the Borrower's activities or properties. All consents, approvals, authorizations and orders of governmental or regulatory authorities which are required for the Borrower's execution and delivery of,

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consummation of the transactions contemplated by and compliance with the provisions of this Bond Purchase Agreement, the Agreement, the Security Documents, the Financing Statements, the Notes, the Letter of Credit Agreement, the Remarketing Agreement and the Tax Regulatory Agreement have been, or at the time of execution thereof will have been, obtained except for such as cannot reasonably be obtained by such time, as disclosed to the Letter of Credit Bank and the Underwriter.

     (d) Except as disclosed to the Letter of Credit Bank and the Underwriter, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the best knowledge of the Borrower, threatened, against or affecting the Borrower or the actions taken or contemplated to be taken by the Borrower, nor, to the best knowledge of the Borrower, is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the business, financial condition or operations of the Borrower, or the transactions contemplated by, or the validity or enforceability of, this Bond Purchase Agreement, the Tax Regulatory Agreement, the Agreement, the Security Documents, the Notes, the Financing Statements, the Remarketing Agreement or the Letter of Credit Agreement, or which would in any way question the tax-exempt status of the interest on the Series 2001A Bonds from and after the Closing.

     (e) No event has occurred and no condition exists which, upon issuance of the Series 2001 Bonds, would constitute (or with the giving of notice or lapse of time, or both, would constitute) an Event of Default under the Agreement or the Letter of Credit Agreement.

     (f) The Borrower is not in violation of any provision of, or in default under, its Articles of Incorporation, Code of Regulations, any action or resolution of its shareholders or directors, or any committee thereof, or any statute, indenture, mortgage, commitment, note or other agreement or instrument to which the Borrower is a party or by which it is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or any of the Borrower's activities or properties, other than violations or defaults the effect of which do not and will not have a material adverse effect on the Borrower's business, financial condition or operations, or the transactions contemplated hereby.

     (g) The Borrower hereby authorizes the distribution of the Offering Memorandum. The information contained in the Offering Memorandum is, and as of the Closing will be, true and correct in all material respects, and the Offering Memorandum, with respect to such information, does not and will not contain any untrue or misleading statement of a material fact.

     5.   Letter of Credit Bank's Representations and Warranties.  The Letter of
          ------------------------------------------------------
Credit Bank makes the following representations and warranties:

     (a) The Letter of Credit Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. The Letter of Credit Bank has full legal right, power and authority to execute and deliver this Bond Purchase Agreement, the Letters of Credit and the Letter of Credit Agreement, and to take any and all such action as may be required on its part to carry out, give effect to and consummate the transactions

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contemplated by this Bond Purchase Agreement, the Letters of Credit and the
Letter of Credit Agreement.

     (b) The Letter of Credit Bank has duly authorized the execution and delivery of this Bond Purchase Agreement, the Letters of Credit and the Letter of Credit Agreement, and the taking of all such action as may be required on the part of the Letter of Credit Bank to carry out, give effect to and consummate the transactions contemplated by each of the aforesaid documents. This Bond Purchase Agreement constitutes, and the Letters of Credit and the Letter of Credit Agreement, when executed and delivered, will constitute legal, valid and binding obligations of the Letter of Credit Bank enforceable in accordance with their respective terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors, and by the exercise of judicial discretion in accordance with general principles of equity.

     (c) Neither the execution and delivery of this Bond Purchase Agreement, the Letters of Credit or the Letter of Credit Agreement nor the consummation of the transactions contemplated therein or the compliance with the provisions thereof, will conflict with, or constitute on the part of the Letter of Credit Bank a violation of, or a breach of or default under, its Articles of Association or Bylaws or any statute, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Letter of Credit Bank. All consents, approvals, authorizations and orders of governmental or regulatory authorities which are required for the Letter of Credit Bank's execution and delivery of, consummation of the transactions contemplated by and compliance with the provisions of this Bond Purchase Agreement, the Letters of Credit and the Letter of Credit Agreement have been obtained; provided that the representations and warranties contained in this paragraph (c) shall not be construed to extend to compliance with or any filings or approvals under the securities laws of the United States of America or of the State of Colorado or any other jurisdiction.

     (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the best knowledge of the Letter of Credit Bank, threatened, against or affecting the Letter of Credit Bank, which would materially adversely affect the transactions contemplated by, or the validity or enforceability of, this Bond Purchase Agreement, the Letters of Credit or the Letter of Credit Agreement.

     (e) The Letter of Credit Bank is not in violation of any provision of, or in default under, its Articles of Association or Bylaws or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Letter of Credit Bank, other than violations or defaults the effect of which do not and will not have a material adverse effect on its business, financial condition or operations, or the transactions contemplated hereby.

     (f) The information contained in the Offering Memorandum with respect to the Letter of Credit Bank, the Letters of Credit and the Letter of Credit Agreement is, and as of the Closing will be, true and correct in all material respects, and the Offering Memorandum, with respect to such information, does not and will not contain any untrue or misleading statement of a material fact.

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     (g)  Any certificate signed by any officer of the Letter of Credit Bank and delivered to the Underwriter or the Issuer shall be deemed a representation and warranty by the Letter of Credit Bank to the Underwriter and the Issuer as to the truth of the statements therein contained.

     6.   Covenants of the Issuer. The Issuer covenants that it will observe all
          -----------------------
covenants of the Issuer in the Indenture and the Agreement and will not issue or sell any bonds or obligations other than the Series 2001 Bonds, or any Additional Bonds, as referred to in the Indenture, the principal of, premium, if any, and interest on which are payable in whole or in part from the Loan Payments or Revenues (as defined in the Indenture) derived under the Agreement or are to be secured by a lien on, or pledge of, the payments under the Agreement.

     7.   Covenants of the Borrower.  The Borrower covenants as follows:
          -------------------------

     (a) The Borrower will apply the proceeds of the Series 2001 Bonds as provided in and subject to all of the terms and provisions of the Agreement and will observe all covenants of the Borrower in such instrument.

     (b) The Borrower will take such action as may be reasonably requested to facilitate the timely consummation of the transactions contemplated by this Bond Purchase Agreement.

     (c) The Borrower will notify the Letter of Credit Bank and the Underwriter of any material adverse change in the business, properties or financial condition of the Borrower occurring before Closing.

     (d) As to the Series 2001A Bonds, from and after Closing, and as to the Segregated Series 2001B Bonds, from and after a Tax Exempt Conversion Date, the Borrower will not take any action or permit any action to be taken on the Borrower's behalf, or cause or permit any circumstance within the Borrower's control to arise or continue, if such action would adversely affect the excludability from gross income for Federal income tax purposes of the interest on such Series 2001 Bonds.

     8.   Covenants of the Letter of Credit Bank.  The Letter of  Credit Bank
          --------------------------------------
covenants as follows:

     (a) The Letter of Credit Bank will take such action as may be reasonably requested to facilitate the timely consummation of the transactions contemplated by this Bond Purchase Agreement.

     (b) The Letter of Credit Bank will notify the Underwriter and the Issuer of any material adverse change in the business, properties or financial condition of the Letter of Credit Bank occurring before Closing.

     9.   Conditions of the Underwriter's Obligations.  The obligations of the
          -------------------------------------------
Underwriter hereunder shall be subject to the performance by the Issuer, the Borrower and the Letter of Credit Bank of their respective obligations and agreements to be performed hereunder, at or prior to the Closing; to the accuracy as of the date hereof of the representations and warranties of the

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Issuer, the Borrower and the Letter of Credit Bank contained herein; and to the accuracy of such representations and warranties as if made on and as of the Closing.

     The obligations of the Underwriter hereunder are subject to the following further conditions:

     (a)  On or prior to the Closing, the Underwriter shall have received:

               (i) Opinions, dated the Closing, of counsel to the Borrower, to the effect set forth in Appendix A; of Bond Counsel, to the effect set forth in Appendices B and C; of counsel to the Letter of Credit Bank to the effect set forth in Appendix D and of counsel or counsels to the Issuer in form satisfactory to the Letter of Credit Bank and to the Underwriter; in each case with such changes as the Underwriter may approve.

               (ii) A certificate, dated the Closing, signed by an official of the Issuer satisfactory to the Underwriter, to the effect that (A) each of the representations and warranties of the Issuer set forth in
          Section 3 hereof and in the Indenture and the Agreement is true, accurate and complete on the Closing as if made on and as of the Closing; and (B) each of the agreements of the Issuer to be complied with and each of the obligations of the Issuer to be performed hereunder, under the Indenture and under the Agreement on or prior to the Closing has been complied with and performed.

               (iii) A certificate, dated the Closing, signed by a duly authorized officer of the Borrower satisfactory to the Underwriter, to the effect that (A) each of the representations and warranties of the Borrower set forth in Section 4 hereof and in the Agreement, the Security Documents and the Letter of Credit Agreement is true, accurate and complete on the Closing as if made on and as of the Closing; and (B) each of the agreements of the Borrower to be complied with and each of the obligations of the Borrower to be performed hereunder and under the Agreement and the Letter of Credit Agreement on or prior to the Closing has been complied with and performed.

               (iv) A certificate, dated the Closing, signed by a duly authorized officer of the Letter of Credit Bank satisfactory to the Underwriter, to the effect that (A) each of the representations and warranties of the Letter of Credit Bank set forth in Section 5 hereof is true, accurate and complete on the Closing as if made on and as of the Closing; and (B) each of the agreements of the Letter of Credit Bank to be complied with and each of the obligations of the Letter of Credit Bank to be performed hereunder and under the Letter of Credit Agreement on or prior to the Closing has been complied with and performed.

               (v) Two executed copies of the Indenture, the Agreement, the Security Documents, the Tax Regulatory Agreement and the Letter of Credit Agreement, two certified copies of the Resolution, and copies of the executed Financing Statements, Letters of Credit and the Notes; all of the foregoing to conform in all material respects to the forms of the drafts thereof delivered to the Underwriter on or prior to the date hereof, with only such changes therein as may be approved by the Underwriter and its counsel.

               (vi) Such additional certificates (including appropriate "no litigation" certificates), opinions, instruments or other documents as the Underwriter may request to evidence the truth, accuracy and completeness as of the Closing, of the representations and warranties of the Issuer, the Borrower and the Letter of Credit Bank contained herein and the due performance and satisfaction by the Issuer, the Borrower and the Letter of Credit Bank at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by each of them, as appropriate, in connection with this Bond Purchase Agreement, the Indenture, the Agreement, the Notes, the Security Documents, the Tax Regulatory Agreement, the Remarketing Agreement, the Letter of Credit Agreement and the Letters of Credit.

     (b) Between the date hereof and the Closing, legislation shall not have been enacted by the Congress or be actively considered for enactment by Congress, or recommended to the Congress for passage by the President of the United States, or introduced or favorably reported for passage to either house of the Congress, and neither a decision, order or decree of a court of competent jurisdiction, nor an order, ruling, regulation or official statement of or on behalf of the Securities and Exchange Commission shall have been rendered or made, with the purpose or effect that the issuance, offering or sale of the Series 2001 Bonds or any related security or obligations of the general character of the Series 2001 Bonds or any related security as contemplated hereby, or the execution and delivery of the Indenture or indentures similar thereto, is or would be in violation of any provision of, or is or would be subject to registration or qualification requirements under, the Securities Act or the Trust Indenture Act.

     (c) Between the date hereof and the Closing, there shall not have occurred any action by the Comptroller of the Currency, the Bank Insurance Fund or any governmental agency or court which calls into question the validity or enforceability of the Letters of Credit.

     (d) None of the following shall have occurred: (i) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange or such trading shall have been suspended; (ii) the New York Stock Exchange or other national securities exchange, or the National Association of Securities Dealers, Inc. or other national securities association, or the Municipal Securities Rulemaking Board or other similar national self-regulatory rule-making board, or any governmental authority, shall impose, as to the Series 2001 Bonds or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or change in the net capital requirements of, underwriters; (iii) the Treasury Department of the United States or the Internal Revenue Service shall issue an order, ruling or regulation, in each such case with the purpose or effect, directly or indirectly, of including the interest that would be received by the holders of the Series 2001A Bonds or Segregated Series 2001B Bonds in gross income of such holders for income tax purposes or subjecting to federal income taxation the proceeds that would be recovered by the

Issuer under the Agreement; (iv) a general banking moratorium shall have been declared by Federal, New York, Colorado or Ohio authorities; or (v) a war involving the United States of America, whether or not declared, or any other national or international calamity or crisis, or a financial crisis, shall have occurred, the effect of which, in the judgment of the Underwriter, would make it impracticable to market the Series 2001 Bonds or would materially and adversely affect the ability of the Underwriter to enforce contracts for the sale of the Series 2001 Bonds.

     (e) All matters relating to this Bond Purchase Agreement, the Series 2001 Bonds, the Resolution, the Indenture, the Agreement, the Notes, the Security Documents, the Tax Regulatory Agreement, the Remarketing Agreement, the Letters of Credit, the Letter of Credit Agreement and the consummation of the transactions contemplated by this Bond Purchase Agreement, shall be reasonably satisfactory to and subject to the approval of the Underwriter.

     If any of the conditions specified in the preceding provisions of this Section shall have not been fulfilled when and as required by this Bond Purchase Agreement, this Bond Purchase Agreement and the Underwriter's obligations hereunder may be terminated by the Underwriter at, or at any time prior to, the Closing. Any such termination shall be without liability on the Underwriter's part.

     10.  No Pecuniary Liability of Issuer.  No provision, covenant, or
          --------------------------------
agreement contained in this Bond Purchase Agreement, and no obligation herein imposed upon the Issuer, or the breach thereof, shall constitute an indebtedness of the Issuer or the State of Colorado or any political subdivision thereof within the meaning of any Colorado Constitutional provision or statutory limitation or shall constitute or give rise to a pecuniary liability of the Issuer or the State of Colorado or any political subdivision thereof or a charge against its general credit or taxing powers. In making the agreements, provisions and covenants set forth in this Agreement, the Issuer has not obligated itself, except to the extent that the Issuer is authorized to act pursuant to Colorado law and except with respect to the Revenues, as defined in the Indenture. The Issuer and its Board of County Commissioners and any of their respective officials, officers, employees, members or agents shall have no monetary liability arising out of the obligations of the Issuer hereunder or in connection with any covenant, representation or warranty made by the Issuer herein, and neither the Issuer nor its officials shall be obligated to pay any amounts in connection with the transactions contemplated hereby other than from Revenues or moneys received from the Borrower.

     11.  Survival of Representations, Warranties, Covenants, Agreements and
          ------------------------------------------------------------------
Indemnities.  All representations, warranties, covenants, agreements and
-----------
indemnities contained in this Bond Purchase Agreement, or contained in the certificates of members, officials or officers of the Issuer, its Board of County Commissioners, the Borrower or the Letter of Credit Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation by or on behalf of the Underwriter or any person controlling the Underwriter, and shall survive delivery of the Series 2001 Bonds to, and payment therefor by, the Underwriter.

     12.  Payment of Expenses.  All expenses incident to the issuance of the
          -------------------
Series 2001 Bonds (including the charges, fees and disbursements described in Section 1(e) above) will be paid by the Borrower (on the Closing to the extent statements therefor are then available). If the

Series 2001 Bonds are not delivered to the Underwriter (other than because of a default by the Underwriter) as herein provided, all such expenses, except as otherwise provided in the Reimbursement Agreement, shall be paid by the Borrower. The Underwriter shall not be obligated to pay any expenses incurred in connection with the transactions contemplated by this Bond Purchase Agreement.

     13.  Parties in Interest.  This Bond Purchase Agreement is made solely for
          -------------------
the benefit of the Issuer and its officials and officers, and the Underwriter, the Borrower, the Letter of Credit Bank and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Bond Purchase Agreement. The term "successors and assigns" shall not include any purchaser of the Series 2001 Bonds from the Underwriter merely by reason of such purchase.

     14.  Notices.  Any notice or other communication to be given to any party
          -------
to this Bond Purchase Agreement may be given by delivering the same in writing at the respective addresses set forth below:

     Issuer:        County of Arapahoe, Colorado
                    5334 S. Prince Street
                    Littleton, CO  80166
                    Attn: Jack Bush, County Attorney
                    ----

     Borrower:      PECO II, Inc.
                    John Maag - CFO
                    1376 State Route 598
                    P.O. Box 910
                    Galion, Ohio 44833

     Letter of      The Huntington National Bank
     Credit Bank:   Mr. Glenn McClelland
                    2313 Village Park Court
                    Mansfield, OH 44906

     Underwriter:   Huntington Capital Corp. - 9/th/ Floor
                    Mr. John Crotty
                    41 South High Street
                    Columbus, Ohio 43215

     15.  Severability.  If any provision of this Bond Purchase Agreement shall
          ------------
be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions because it conflicts with any provisions of any Constitution, statute, rule of public policy, or any other reason, such circumstance shall not have the effect of rendering the provision in question inoperable or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Bond Purchase Agreement invalid, inoperative or unenforceable to any extent whatever.

     16.  Applicable Law.  This Bond Purchase Agreement shall be governed by and
          --------------
construed in accordance with the laws of the State of Colorado, except to the extent that Colorado conflict of law rules would require the substantive rules of law of any other jurisdiction to apply.

     17.  Counterparts.  This Bond Purchase Agreement may be executed in several
          ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                              COUNTY OF ARAPAHOE, COLORADO


                              By:_______________________________

                              Title:____________________________

PECO II, INC.


By: ___________________________

Title: ________________________

THE HUNTINGTON NATIONAL BANK,
 as Letter of Credit Bank


By:    ________________________

Title: ________________________

HUNTINGTON CAPITAL CORP.,
 as Underwriter


By: ___________________________

Title: ________________________

                              LIST OF APPENDICES


  Appendix                    Item
  --------                    ----

A                   Opinion of Counsel to Borrower

B                   Approving Opinion of Bond Counsel

C                   Preference Opinion of Bond Counsel

D                   Opinion of Counsel to Letter of Credit Bank

E                   Opinion of Counsel to the Issuer

                                  APPENDIX A

                      [Letterhead of Counsel to Borrower]



                                __________, 2001



County of Arapahoe, Colorado
5334 S. Prince Street
Littleton, CO  80166

The Huntington National Bank, as Trustee
Business Service Center
7 Easton Oval - EA4E63
Columbus, Ohio 43219

The Huntington National Bank,
as Letter of Credit Bank
2313 Village Park Court
Mansfield, OH 44906

Huntington Capital Corp.,
as Underwriter
41 South High Street, 9/th/ Floor
Columbus, Ohio  43215

Peck, Shaffer & Williams LLP
175 South Third Street
Suite 600
Columbus, Ohio 43215

          RE: $6,500,000 County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project)

Ladies and Gentlemen:

          This opinion is being rendered to you pursuant to your respective requests to us as counsel for PECO II, Inc. (the "Borrower"), pursuant to
Section 9(a)(i) of the Bond Purchase Agreement dated August 8, 2001 (the "Bond Purchase Agreement"), among County of Arapahoe, Colorado (the "Issuer"), the Borrower, The Huntington National Bank, a national banking association, as provider of the letters of credit (the "Bank") and Huntington Capital Corp., as Underwriter (the "Underwriter"), and pursuant to Section 5.1.1 of the Reimbursement

Agreement dated as of August 1, 2001 (the "Letter of Credit Agreement") between the Borrower and the Bank, all relating to the issuance and sale by the Issuer of the above-captioned bonds (the "Series 2001 Bonds"). We have examined executed copies of the Loan Agreement dated as of August 1, 2001 (the "Agreement"), between the Issuer and the Borrower relating to the Series 2001 Bonds, the Indenture, the Notes, the Bond Purchase Agreement, the Offering Memorandum, the Tax Regulatory Agreement, the Security Documents, the Financing Statements and the Remarketing Agreement, each as defined in the Bond Purchase Agreement (such documents, other than the Indenture and the Offering Memorandum, collectively referred to as the "Financing Documents"), relating to the Bonds. We have also examined the original, photostatic or certified copies of the Borrower's Articles of Incorporation, Code of Regulations, resolution of its Board of Directors and such other records of the Borrower and other documents and materials, and have made such inquiries, as we have deemed relevant and necessary.

          We have assumed the genuineness of all signatures, other than those of the Borrower, and the authenticity of all documents submitted to me as originals and as certified, conformed or photostatic copies. In addition, we have relied as to factual matters, without an independent investigation, on certificates or other comparable documents of officers of the Borrower and on the representations and warranties of the Borrower contained in the Agreement, the Letter of Credit Agreement, the Security Documents and the Bond Purchase Agreement. We have further assumed that each of the foregoing documents have been duly authorized, executed and delivered by and on behalf of each party thereto, other than the Borrower.

          Based on the foregoing, we are of the opinion that:

          1. The Borrower is an Ohio corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, duly licensed to do business as a foreign corporation under the laws of the State of Colorado, is not in violation of any provision of its Articles of Incorporation, Code of Regulations, or any resolution of its shareholders, Board of Directors, or any committee thereof, has full power and authority to conduct the business now being conducted by the Borrower and proposed to be conducted by the Borrower with respect to the Project, as defined in the Agreement, and has full power and authority to execute and deliver and carry out and perform the Borrower's obligations under the Financing Documents.

          2. The Financing Documents have been duly authorized, executed and delivered by the Borrower and are valid, binding and legally enforceable obligations of the Borrower in accordance with their respective terms, except as the enforceability of the same may be subject to bankruptcy, insolvency, reorganization, moratorium and other laws in effect from time to time affecting creditors' rights, and to the exercise of judicial discretion in accordance with general principles of equity. The Borrower has duly taken any and all action necessary to carry out and give effect to the transactions contemplated to be performed on the Borrower's part by the Financing Documents.

          3. The execution and delivery of the Financing Documents, the performance by the Borrower of the Borrower's obligations thereunder, and the present conduct of business by the Borrower do not and will not conflict with, violate or constitute a default under the Borrower's Articles of Incorporation, Code of Regulations, or any resolution of its shareholders,

Board of Directors, or any committee thereof, or any court or administrative order, decree or ruling, or any law, statute, ordinance or regulation, or any agreement, indenture, mortgage, lease, note or other obligation or instrument, binding upon the Borrower or any of the Borrower's properties or assets, and no approval or other action by any governmental authority or agency is required in connection therewith except such approvals and actions as have already been obtained or taken.

          4. Other than as disclosed to the addressees hereto there is no action, suit, proceeding, inquiry or investigation at law or in equity before or by any judicial or administrative court, board or agency, pending or threatened against or affecting the Borrower, or any of the Borrower's properties, businesses or securities, or any basis for any such action, suit, proceeding, inquiry or investigation, wherein an unfavorable decision, ruling or finding would materially and adversely affect the Project or the delivery, validity or enforceability of the Financing Documents, or the consummation of the transactions contemplated thereby, or which would have a material and adverse effect on the business, assets or financial condition of the Borrower.

          5. Other than as disclosed to the addressees hereof, the acquisition, construction, renovation, equipping, installation and operation of the Project, as contemplated, in the Agreement, does not conflict with or is in violation of any applicable zoning or other land use law, rule, regulation or ordinance as in effect on the date hereof.

          6. We have no reason to believe that any representation or warranty made by the Borrower in the Financing Documents, or any certificate delivered by the Borrower or any of its officers, at the closing of the sale of the Series 2001 Bonds to the Underwriter, is untrue or incorrect in any material respect or omits to state a material fact necessary to make such representation or warranty not misleading.

          7. To the best of our knowledge, the statements and information relating to the Borrower and the Project in the Offering Memorandum are accurate in all material respects and do not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make such statements and information therein not misleading.

          8. The Bank has been, pursuant to the Security Documents and accompanying financing statements, granted a valid and enforceable first deed of trust lien on and security interest in the Project, free and clear of all liens and claims. No financing statement covering the Project or any part thereof is on file in any public office.

            [Reliance or reference to Borrower's Colorado counsel]

                  Very truly yours,

                                  APPENDIX B


                         FORM OF BOND COUNSEL OPINION
          [See Offering Memorandum for Form of Bond Counsel Opinions]

                                  APPENDIX C

                   [Form of Bond Counsel Preference Opinion]



                                [Closing Date]



The Huntington National Bank, as Trustee
Columbus, Ohio

     RE: $6,500,000 County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project)

Ladies and Gentlemen:

     We have acted as Bond Counsel to County of Arapahoe, Colorado (the "Issuer") in connection with the issuance of its $6,500,000 Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project). In connection with the issuance of the Bonds, The Huntington National Bank (the "Bank") will issue irrevocable Letters of Credit dated August 8, 2001 (the "Letters of Credit") to The Huntington National Bank, as Trustee ("Trustee"), for the benefit of the Bondholders covering the payment of the principal of and interest on the Bonds.

     In rendering this opinion, we have examined executed counterparts of the Reimbursement Agreement dated as of August 1, 2001, between the Bank and PECO II, Inc. (the "Borrower"); the Letters of Credit; the Trust Indenture dated as of August 1, 2001 (the "Indenture") between the Issuer and the Trustee; the Bond Purchase Agreement (the "Purchase Agreement") dated August 8, 2001, among Huntington Capital Corp., as Underwriter, the Bank, the Borrower and the Issuer (collectively the "Financing Documents"); and such other documents as we deemed necessary for purposes of this opinion.

     In rendering this opinion, we have assumed the genuineness of all signatures, other than the Issuer, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies, which assumptions we have not independently verified. We have also assumed that the Financing Documents: (i) were duly authorized, executed and delivered by the parties thereto, other than the Issuer; (ii) are the legal, valid and binding obligations of the parties thereto, other than the Issuer; and (iii) have not been modified or amended. As to questions of fact material to this opinion, we have relied upon the representations and warranties contained in the Financing Documents, and on certificates of officers or representatives of the Bank, the Borrower the Issuer and the Trustee. We have also relied for purposes of this opinion on the opinions of Porter, Wright, Morris & Arthur, LLP, as counsel to the Bank, and of Hottenroth, Garverick & Tilson Co., L.P.A., and

________________as counsel to the Borrower, of even date herewith issued in connection with the referenced transaction.

     We have considered the foregoing in light of the United States Bankruptcy Code as presently in effect, 11 U.S.C. (S)101 et seq. (the "Bankruptcy Code"),
                                              -- ---
and the effect of the filing of a petition in bankruptcy by or against the Borrower. For purposes of this opinion, we have assumed that: (a) no Bondholder or any subsequent registered owner, transferee or assignee of the Bonds is an affiliate of the Borrower, (b) any trustee or debtor-in-possession in any bankruptcy proceeding involving the Borrower could only avoid those preferential transfers made within the 91-day period immediately prior to the date of the filing of the petition initiating that bankruptcy proceeding, (c) the terms and provisions of the Bonds and the Indenture, including without limitation those provisions of the Indenture requiring the Trustee to draw under the Letters of Credit and to hold monies received from drawings under the Letters of Credit, or from the Borrower for the payment of redemption premium on the Bonds, or from subsequent purchasers of the Bonds upon a remarketing of the Bonds, in segregated accounts and not commingled with each other or with other monies, and to hold monies in segregated accounts for specified periods of time, are fully and timely complied with as currently written, (d) the payment of the purchase price for the Bonds by the Bondholders, the issuance of the Bonds, the issuance of the Letters of Credit, the execution and delivery of the other Financing Documents, and the granting of a mortgage and other security interests by the Borrower to secure its obligations under the Letters of Credit and the Reimbursement Agreement were intended to be and, in fact, were contemporaneous,
(e) no Bondholder or any subsequent registered owner, transferee or assignee of the Bonds is an "insider" of the Borrower or the Issuer, as that term is defined in (S)101(30) of the Bankruptcy Code, (f) no additional security will be granted to or for the benefit of the Trustee or the Bondholders to secure the performance of the Borrower's obligations under the Bonds or the Financing Documents, and (g) all remarketings of the Bonds will be done in strict compliance with the terms of the Indenture as currently written.

     Based upon the foregoing, we are of the opinion that:

     1. Payments of principal and interest on the Bonds made by the Trustee to the Bondholders from the drawings under the Letters of Credit, will not constitute voidable preferences under Section 547 of the Bankruptcy Code or voidable transfers under Section 549 of the Bankruptcy Code in the event a petition in bankruptcy is filed by or against the Borrower.

     2. Payments of the purchase price of Bonds made by the Trustee to the Bondholders upon a tender or redemption of the Bonds from drawings under the Letters of Credit or from monies received by the Trustee from the purchaser of such Bonds in connection with the remarketing of such Bonds, will not constitute voidable preferences under Section 547 of the Bankruptcy Code or voidable transfers under Section 549 of the Bankruptcy Code in the event a petition in bankruptcy is filed by or against the Borrower.

     3. Payments of a redemption premium, if any, on the Bonds made by the Trustee to the Bondholders from Eligible Funds will not constitute voidable preferences under Section 547 of the Bankruptcy Code or voidable transfers under
Section 549 of the Bankruptcy Code in the event a petition in bankruptcy is filed by or against the Borrower.

     Our analysis and opinions are based on currently enacted statutes and currently reported judicial decisions interpreting Sections 547 and 549 of the Bankruptcy Code. Changes in the law by the rendition of subsequent judicial decisions or by statutory changes could change the conclusions of this opinion.

     We bring to your attention the fact that our legal opinions are an expression of judgment and not a guarantee of a result. Additionally, we do not undertake to advise you of matters which may come to our attention subsequent to the date hereof which may affect our legal opinions expressed herein.

                       Very truly yours,

                       PECK, SHAFFER & WILLIAMS, LLP

                                  APPENDIX D

               [Letterhead of Counsel to Letter of Credit Bank]


                               [Date of Issuance]



The Huntington National Bank,                Huntington Capital Corp.
 as Trustee                                    as Underwriter
Business Service Center                      41 South High Street, 9/th/ Floor
7 Easton Oval - EA4E63                       Columbus, Ohio 43215
Columbus, Ohio 43219

Peck, Shaffer & Williams, LLP                County of Arapahoe, Colorado
175 South Third Street, Suite 600            5334 South Prince Street
Columbus, Ohio 43215                         Littleton, CO 80166



     RE: $6,500,000 County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project)

Ladies and Gentlemen:

     We have acted as counsel for The Huntington National Bank (the "Bank") in connection with the issuance by the Bank of two irrevocable letters of credit (the "Letters of Credit") relating to the issuance of the referenced Bonds.

     This opinion is being rendered pursuant to Section 9(a)(i) of the Bond Purchase Agreement (the "Bond Purchase Agreement"), dated August 1, 2001, among PECO II, Inc. (the "Borrower"), the Bank, County of Arapahoe, Colorado (the "Issuer") and Huntington Capital Corp., as Underwriter, relating to the issuance and sale of $6,500,000 County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project) (the "Bonds") as of the date hereof. Terms defined in the Bond Purchase Agreement are used in this opinion with the meanings assigned to them in the Bond Purchase Agreement.

 We have examined or reviewed the following:

               A. Executed counterparts of the Letters of Credit, the Letter of Credit Agreement and the Bond Purchase Agreement.

               B. Applicable provisions of the laws of the United States of America and the State of Ohio.

               C. Certificates of public officials and of officers of the Bank, and such other documents and information as we have considered relevant and necessary to enable us to render this opinion.

     We have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents and the accuracy of the statements contained in such certificates. We have also assumed the due authorization, execution and delivery of the parties thereto, other than the Bank, of the documents herein referred to.

     To render this opinion, we have relied as to factual matters on the representations, warranties and other statements made in the foregoing documents or in connection therewith.

     Based on the foregoing, we are of the opinion that:

     1. The Bank is a national banking association duly organized and validly existing under the laws of the United States of America.

     2. The Bank has all necessary national banking association power and authority to (a) issue the Letters of Credit, and (b) execute and deliver, and perform its obligations under, the Letters of Credit, the Bond Purchase Agreement and the Letter of Credit Agreement and enter into and carry out the transactions contemplated on the Bank's part by such documents.

     3. The Letters of Credit have been duly issued, executed and delivered by the Bank, the Bond Purchase Agreement and the Letter of Credit Agreement have each been duly authorized, executed and delivered by the Bank and the Letters of Credit, the Bond Purchase Agreement and the Letter of Credit Agreement are legal, valid and binding obligations of the Bank, enforceable in accordance with their respective terms, except that the binding effect and the enforceability thereof are subject to application of insolvency, reorganization, moratorium and other laws in effect from time to time affecting the rights of creditors generally, as such laws may be applied in the event of a bankruptcy, insolvency, reorganization or other similar proceeding of, or moratorium applicable to, the Bank and to the application of general principles of equity and public policy.

     4. The issuance, execution and delivery of, and performance of its obligations under, the Letters of Credit, the execution and delivery of the Bond Purchase Agreement and the Letter of Credit Agreement and the performance by the Bank of the actions required of it by those documents and the consummation of the transactions contemplated on the Bank's part in those documents, do not violate any provisions of the Bank's Articles of Association or Bylaws as amended to date, or, to our knowledge without independent inquiry, do not violate any indenture, mortgage, deed of trust, guaranty, lease, agreement or other instrument to which the Bank is a party or by which it or any of its property or assets is bound, and do not, and will not, to our knowledge without independent inquiry, conflict with or violate any provisions of any law, administrative rule or regulation or, to our knowledge without independent inquiry, any judgment, order or decree to which the Bank or any of its property or assets is subject.

     5. To our knowledge without independent inquiry, there is no claim, action, temporary restraining order, injunction, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any judicial or administrative court, governmental agency, public board or body, pending or threatened against or affecting the Bank (i) contesting the existence or powers of the Bank or the titles of its respective officers to their respective offices, or (ii) seeking to prohibit, restrain or enjoin the issuance of the Letters of Credit, or (iii) challenging the validity or enforceability of the Letters of Credit, the Bond Purchase Agreement or the Letter of Credit Agreement or contesting the power and authority of the Bank to execute and deliver or to consummate the transactions contemplated on the Bank's part in such documents, or (iv) wherein an unfavorable decision, ruling or finding would in any way adversely affect the validity or enforceability of the Letters of Credit, the Bond Purchase Agreement or the Letter of Credit Agreement (or any other instrument required or contemplated for use in consummating the transactions contemplated on the Bank's part thereby) or the transactions contemplated by such documents.

     6. No approval, permit, consent, authorization or order of any court or any governmental or public agency or authority in the State of Ohio or of the United States of America not already obtained or effected is required with respect to the Bank in connection with the issuance, execution and delivery by the Bank of, or the performance by the Bank of its obligations under, the Bond Purchase Agreement and the Letter of Credit Agreement.

     7. We have also examined the portions of the Offering Memorandum dated August 8, 2001 relating to the issuance of the Bonds pertaining to the Letters of Credit as described in Parts I and IV therein and nothing has come to our attention which causes us to believe that such portions of the Offering Memorandum are not accurate in all material respects or that they contain any untrue statement of material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     The foregoing opinions are limited to the laws of the State of Ohio and the Federal laws of the United States of America; provided that, in giving the opinions in paragraph 3, 4 and 6, above, we have not considered, nor are we rendering any opinion with respect to, the securities laws of the United States of America or of any State or other jurisdiction.

     This letter is intended for the information solely of the parties to whom it is addressed and is not to be quoted in whole or part or otherwise referred to in any document or to be filed with any governmental or other administrative agency or other person for any purpose without the prior written consent of the undersigned. We bring to your attention the fact that our legal opinions are an expression of judgment and not a guaranty of a result.

     We have assumed and the opinions expressed herein concern only the effects of such laws (excluding the principles of conflicts of laws) as are currently in effect and published decisions of the Ohio and federal courts, notwithstanding that the provisions of certain of the transaction documents contain choice of law provisions for such documents to be governed and construed by the laws of another state. Our opinion is based on the assumption that the internal laws of any other state would, in all relevant respects, be identical to those of the State of Ohio.

                                        Very truly yours,

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                                  APPENDIX E

                      [Opinion of Counsel to the Issuer]


                               [Date of Issuance]

County of Arapahoe, Colorado
Littleton, Colorado

Peck, Shaffer & Williams LLP
Columbus, Ohio

The Huntington National Bank, as Trustee
Columbus, Ohio

     Re: $6,500,000 County of Arapahoe, Colorado Adjustable Rate Demand Industrial Development Revenue Bonds, Series 2001 (PECO II, Inc. Project) consisting of $2,000,000 Series 2001A Bonds and $4,500,000 Series 2001B Bonds

     We have acted as counsel to the County of Arapahoe, Colorado (the "Issuer") in connection with the issue of the bonds described above (the "Bonds") by the Issuer pursuant to the Loan Agreement dated as of August 1, 2001 (the "Loan Agreement") between the Issuer and PECO, II, Inc. (the "Company") and the Trust Indenture dated as of August 1, 2001 (the "Indenture") between the Issuer and The Huntington National Bank, as Trustee. In connection with the issue of the Series 2001A Bonds, the Issuer has entered into a Tax Regulatory Agreement dated as of August 1, 2001 (the "Tax Agreement") with the Company and the Trustee.
The Bonds are being sold pursuant to a Bond Purchase Agreement (the "Bond Purchase Agreement") among the Issuer, the Company, The Huntington National Bank as issuer of letters of credit, and Huntington Capital Corp., as underwriter. The Loan Agreement, Indenture, Tax Agreement and Bond Purchase Agreement are referred to collectively herein as the "Bond Documents".

     As to questions of fact material to our opinion we have relied upon representations and covenants of the Issuer and the Company contained in the Bond Documents, the certified proceedings and other certifications of public officials furnished to us, and certifications by officials of the Company and others, without undertaking to verify the same by independent investigation.

     We express no opinion with respect to compliance by the Company with applicable legal requirements in connection with the acquisition, renovation, equipping, leasing or operation of the Project to be financed by the Agreement.

     We have made such examination as we have deemed necessary to render this opinion. Based on the foregoing, we are of opinion that:

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     1.   The Issuer is a county and political subdivision duly organized and existing under the laws of the State of Colorado with the authority to incur and perform its obligations under the Bond Documents and to issue the Bonds.

     2. The Bond Documents and the Bonds have been duly authorized, executed and delivered by the Issuer pursuant to a resolution of the Issuer's Board of County Commissioners which was duly adopted on July 31, 2001.

     3. To the best of our knowledge after due inquiry, but without independent investigation, there is no action, suit, proceeding or investigation at law or in equity before or by any court, either state or federal, or public board or body, pending or threatened, calling into question the existence or operations of the Issuer, the validity of the Bond Documents or the Bonds or the authority of the Issuer to enter into the Bond Documents or to issue the Bonds.

     4. To the best of our knowledge after due inquiry, but without independent investigation, the authorization, execution and delivery by the Issuer of the Bond Documents and the issuance by the Issuer of the Bonds will not violate any existing decree, writ or injunction and will not contravene the provisions of, constitute a default under, or result in the creation of a lien, charge or encumbrance prohibited by, any existing agreement, indenture, bond resolution or other instrument to which the Issuer is a party or by which the Issuer or any of its assets is bound.


                              Very truly yours.

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